STATEMENTS OF CASH FLOWS - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Cash flows from operating activities:
Net loss	$ (323)	$ (60)
Adjustments to reconcile net loss to net cash used in operating activities:
Expenses paid by officer on behalf of Company	225	0
Advance from affiliate	0	60
Net cash used in operating activities	(98)	0
Cash flows from investing activities:
Net cash used in investing activities	0	0
Cash flows from financing activities:
Capital contribution	1,500	0
Net cash provided by financing activities	1,500	0
Net increase in cash and cash equivalents	1,402	0
Cash and cash equivalents, beginning of the year	0	0
Cash and cash equivalents, end of the year	1,402	0
Supplemental disclosure of cash flow information:
Cash paid for interest	0	0
Cash paid for income taxes	0	0
Supplemental disclosure of non-cash investing and financing activities:
Expenses paid by officer on behalf of Company treated as additional paid-in capital	$ 225	$ 0